[*] -- Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.


                                 FIRST AMENDMENT
                              TO PURCHASE AGREEMENT


         FIRST AMENDMENT (this "Amendment"), dated and effective as of the 22nd day of April, 1997 (the "Effective Date"), to the Purchase Agreement dated as of September 6, 1996 (the "Purchase Agreement" or "Agreement") between CREE RESEARCH, INC. ("Seller"), a corporation organized under the laws of the State of North Carolina, the United States of America, and SIEMENS AKTIENGESELLSCHAFT ("Purchaser"), a corporation organized under the laws of the Federal Republic of Germany. As used in this Amendment, capitalized terms not defined herein which are defined in the Purchase Agreement shall have the meaning defined in the Purchase Agreement.

In consideration of the mutual provisions below the parties hereby agree as follows:

1. The Purchase Agreement is amended by replacing Schedule 1 in its entirety with the First Amended Schedule 1 annexed to this Amendment.

2. The Purchase Agreement is amended by replacing Schedule 2 in its entirety with the First Amended Schedule 2 annexed to this Amendment.

3. The Purchase Agreement is amended by replacing Schedule 3 in its entirety with the First Amended Schedule 3 annexed to this Amendment.

4. Purchaser acknowledges that all Products delivered under the Purchase Agreement prior to the Effective Date of this Amendment conformed to the then applicable Product Specifications.

5. Seller and Purchaser will work to improve, among other things, the ESD sensitivity of the Product, with a goal of ******* by December 31, 1997, as provided in Schedule 4 of the Purchase Agreement. However, Purchaser has no further obligation to make the services of its personnel available under Section 2(a) of Schedule 4, nor is Seller obligated to permit Purchaser's personnel into Seller's facilities. If by mutual agreement Purchaser's personnel are assigned to work at Seller's facilities to assist with the production of or improvement to Products to be purchased under this Agreement, then unless otherwise agreed in writing the services of such personnel will be governed by the terms of Schedule 4 to the Purchase Agreement and be considered part of the Joint Development Program.

6. Except as amended hereby, the terms and conditions of the Purchase Agreement shall continue in effect.

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Amendment to be effective as of the Effective Date set out in the preamble hereto.


CREE RESEARCH, INC.                                  SIEMENS AKTIENGESELLSCHAFT
By    /s/ F. Neal Hunter                             By    /s/ R. Mueller                   /s/ C. Hagan
      F. Neal Hunter, President                            R. Mueller, Pres. Opto Semi.     C. Hagan, VP-F&A

Date  April 25, 1997                                 Date  April 25, 1997

                            FIRST AMENDED SCHEDULE 1

                         Quantity and Shipment Schedule

1. Quantity and Selection. Purchaser will purchase a total of ********** ** units of the Product under this Agreement (one unit being one LED die). Of the total, ************** units have been shipped prior to March 1, 1997, leaving a balance of *************** units to be shipped thereafter. All Products shipped on or after March 1, 1997 will be either the "***** Part" or the "***** Part," as such terms are defined in First Amended Schedule 3. Purchaser may elect to purchase quantities of the ***** Part by giving Seller written notice specifying the required quantities at least six weeks (i.e., 42 days) prior to the beginning of the calendar month in which such quantities are due to be shipped pursuant to the provisions of this Schedule. Absent a timely election in accordance with the foregoing, all shipments will consist solely of ***** Parts.

2. Shipment Schedule. The shipment schedule for the remaining *********** *** units to be shipped is set out below. Subject to the provisions of this Agreement, each monthly quantity shown below shall be shipped on the last day of the month unless otherwise mutually agreed.

             --------------------------------- ---------------------------
                          Month                         Quantity
             --------------------------------- ---------------------------
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             *                                             *
             --------------------------------- ---------------------------
             Total                                         *
             --------------------------------- ---------------------------

3. Rescheduling of Shipments. Purchaser may without charge reschedule shipment of up to ten percent (10%) of a monthly quantity shown above to a date not later than ninety (90) days after the originally scheduled shipment date, provided Purchaser gives Seller written notice at least ninety (90) days prior to the originally scheduled date. Purchaser's notice must specify the quantity to be deferred and the date on which shipment is to be made. In no event, however, shall Seller be obligated to ship more than ************* units in any calendar month. No shipment shall be delayed beyond March 31, 1998. Subject to the foregoing, a shipment may be rescheduled any number of times under this paragraph.

4. Cancellation of Shipments. Purchaser shall be entitled to cancel shipment of all or any portion of the monthly quantities scheduled as shown above for shipment during the period from October 1997 through December 1997, provided Purchaser pays Seller a cancellation charge of $***** per unit for all quantities canceled and gives Seller written notice specifying the canceled quantities at least ninety (90) days prior to the beginning of the calendar month in which such quantities are scheduled to be shipped. The cancellation charges shall be due and payable within thirty (30) days after the date notice of cancellation is given. The parties agree that the amount of such cancellation charges represents a reasonable estimate of Seller's damages resulting from cancellation of the shipments scheduled during the period from October 1997 through December 1997 and shall be due and payable as liquidated damages and not as a penalty.

                            FIRST AMENDED SCHEDULE 2

                           Price and Payment Schedule

1.       Prices.

         (a) The prices of the units shipped prior to March 1, 1997 are set forth in the original Schedule 2 to this Agreement. Such prices are final and no adjustment is made by this amended schedule. The prices for the remaining *********** units to be shipped shall be as set forth in paragraphs (b) and (c) below, subject to adjustment as provided in paragraph (d) below.

         (b) The unit price of ***** Parts shipped on or after March 1, 1997 shall be determined in accordance with the following schedule:

                  ----------------------------------------------------- ---------------------------------
                  Incremental Quantities of ***** Part Shipped on or           Unit Price (US$)
                               after March 1, 1997
                  ----------------------------------------------------- ---------------------------------
                                       *                                           *
                                       *                                           *
                                       *                                           *
                                       *                                           *
                                       *                                           *
                                       *                                           *
                                       *                                           *
                   ----------------------------------------------------- ---------------------------------

         (c) The unit price of ***** Parts shipped on or after March 1, 1997 shall be determined in accordance with the following schedule:

                  ----------------------------------------------------- ---------------------------------
                   Incremental Quantities of ***** Part Shipped on or           Unit Price (US$)
                                  after March 1, 1997
                  ----------------------------------------------------- ---------------------------------
                                           *                                           *
                                           *                                           *
                  ----------------------------------------------------- ---------------------------------

         (d) The per unit price for shipments made on or after May 1, 1997 shall be reduced by the applicable amount specified below if the "DM-Dollar Exchange Rate" on the shipment date equals or exceeds 1.75. For purposes of this paragraph, the "DM-Dollar Exchange Rate" means the average of the foreign exchange selling rates for German Marks per U.S. Dollar, as published in the Wall Street Journal during the thirty (30) calendar days preceding the date of shipment, for rates quoted in New York at 3 p.m. Eastern time the preceding business day for trading among banks in amounts of $1 million or more.

                    ------------------------------------------------------------- -------------------------
                                      DM-Dollar Exchange Rate                         Unit Price (US$)
                                                                                         Reduction
                    ------------------------------------------------------------- -------------------------
                    Less than 1.75                                                          --
                    Equal to or greater than 1.75 and less than 1.80                         *
                    Equal to or greater than 1.80 and less than 1.90                         *
                    Equal to or greater than 1.90                                            *
                    ------------------------------------------------------------- -------------------------

         (e) The reduction in per unit prices for larger quantities of each part reflects Seller's expectation that it will improve manufacturing yields and reduce per unit costs for a part as the quantities of that part manufactured increase. Nonetheless, the prices shown above are firm and will apply regardless of whether Seller is able to reduce its costs or when such reductions may be achieved. Further, it is understood and agreed that the prices for units shipped shall be determined by the schedules above notwithstanding any earlier termination of this Agreement.

         (f) Purchaser acknowledges that the Products to be shipped under this Agreement have different specifications than the standard products generally offered by Seller and that the prices in this Agreement may be higher than the prices Seller charges for its standard products. If Seller commences offering a standard product having the same specifications as the Products to be purchased under this Agreement, and if the prices charged by Seller for purchase of the standard product, under terms and conditions comparable to those of this Agreement, are less than the prices applicable to the Products not then shipped hereunder, Seller will offer in writing to amend this Agreement to reduce the prices applicable to Products not then shipped hereunder to the prices Seller charges for the standard product.

2.       Payment Terms.

         The balance of the purchase price of units shipped prior to March 1, 1997 will be paid in accordance with the terms of the original Schedule
         2. The price of the remaining ********* units will be invoiced to Purchaser upon shipment and shall be due and payable within twenty (20) days from the date of the invoice.

         Purchaser acknowledges that Seller has shipped all Products for which Purchaser advanced payment under this Agreement, that all secured obligations under the Security Agreement between the parties dated October 1, 1996 are therefore discharged, and that such Security Agreement has expired in accordance with its terms.

                            FIRST AMENDED SCHEDULE 3

                             Product Specifications

1. Product Specifications for Products shipped prior to March 1, 1997 shall be those set forth in the original Schedule 3 and Attachment A to the Agreement. Product Specifications for Products shipped on and after March 1, 1997 shall be the specifications set forth in Attachment A annexed to this First Amended Schedule 3.

2. Seller may elect to substitute a version of either or both of the Products (the ***** Part or the ***** Part) which uses a conductive buffer layer, subject to Purchaser's approval which shall be given under the terms and conditions set forth below. Commencing thirty (30) days after the date of such approval, or such earlier date as may be agreed by the parties, the Product Specifications applicable to shipments made thereafter shall be the specifications of the new version supplied by Seller as provided below, and Seller may not ship the original version without Purchaser's prior written consent.

         (a) The new version must meet the original specifications except that*********************************************************
                  ************************************************************
                  ********************************************.

         (b) Seller will provide Purchaser with production prototypes of the new version manufactured from wafers from at least three different epi runs and will provide Purchaser the specifications applicable to the new version and such qualification data as may then be available to Seller.

         (c) Purchaser will give Seller notice of Purchaser's approval or disapproval within seventy-five (75) days after receipt of the prototypes and specifications.

         (d) Purchaser may withhold its approval only if new version does not meet the minimum specifications described in (a) above.

Information in attachment omitted in its entirety and               ATTACHMENT A
filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.